Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

REAL GOODS SOLAR, INC.,

IROQUOIS MASTER FUND LTD

AND

IROQUOIS CAPITAL INVESTMENT GROUP LLC

DATED AS OF JUNE 5, 2018

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 5, 2018 (this “Agreement”), by and among Iroquois Master Fund Ltd., a Cayman Islands exempted limited company (“Iroquois Master Fund”), Iroquois Capital Investment Group LLC, a Delaware limited liability company (“ICIG” and, together with Iroquois Master Fund, “Iroquois”) and Real Goods Solar, Inc., a Colorado corporation (the “Company”).

R E C I T A L S

WHEREAS, pursuant to that certain Cooperation Agreement, dated as of January 2, 2018, by and among the Company, Iroquois Master Fund, ICIG, Iroquois Capital Management LLC, Richard Abbe and Kimberly Page (the “Cooperation Agreement”), the Company and Iroquois agreed to cooperate in good faith to enter into a registration rights agreement granting to Iroquois piggyback registration rights with respect to the 600,000 shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) it received pursuant to the Cooperation Agreement; and

WHEREAS, in connection with the Cooperation Agreement, the Company and Iroquois desire to define certain registration rights (“Registration Rights”) with respect to the Shares on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Affiliate” (and any plural thereof) shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the first Person (including all Persons or entities that at any time prior to the termination of this Agreement become Affiliates of any person referred to in this Agreement). A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise;

“Agreement” shall have the meaning set forth in the Preamble hereof;

“Associate” (and any plural thereof) has the meaning ascribed to such term under Rule 12b-2 promulgated by the Commission under the Exchange Act and shall include all persons or entities that at any time prior to the Termination of this Agreement become Associates of any person or entity referenced in this Agreement;

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

“Common Stock” shall have the meaning set forth in the Recitals hereof;

“Company” shall have the meaning set forth in the Preamble hereof;

“Cooperation Agreement” shall have the meaning set forth in the Recitals hereof;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder;

“FINRA” shall mean the Financial Industry Regulatory Authority;

“Holder” shall mean (a) Iroquois, its Affiliates (solely in their capacity as holders of Registrable Securities), and (b) any Permitted Assignees under Section 3.5 hereof;

“ICIG” shall have the meaning set forth in the Preamble hereof;

“Indemnified Party” shall have the meaning set forth in Section 2.4(c) hereof;

“Indemnifying Party” shall have the meaning set forth in Section 2.4(c) hereof;

“Iroquois” shall have the meaning set forth in the Preamble hereof;

“Iroquois Master Fund” shall have the meaning set forth in the Preamble hereof;

“Issuer Free Writing Prospectus” shall mean an “Issuer Free Writing Prospectus” as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities;

“Losses” shall have the meaning set forth in Section 2.4(a) hereof;

“Other Stockholders” shall mean Persons who by virtue of agreements with the Company (other than this Agreement) are entitled to include their securities in any registration of the offer or sale of securities pursuant to the Securities Act;

“Participating Holders” shall mean any Holders participating in a Registration relating to the Registrable Securities;

“Permitted Assignees” shall have the meaning set forth in Section 3.5 hereof;

“Person” shall mean an individual, partnership, joint-stock company, corporation, trust, unincorporated organization or any other type of entity, and a government or agency or political subdivision thereof;

“Piggyback Registration” shall have the meaning set forth in Section 2.1(a) hereof;

“Piggyback Registration Notice” shall have the meaning set forth in Section 2.1(a)(i) hereof;

“Prospectus” shall mean the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus;

“Qualifying Employee Stock” shall mean (a) rights and options issued under equity incentive or employee benefits plans of the Company or any predecessor or otherwise to employees in compensation arrangements approved by the Board of Directors of the Company or any predecessor and any securities issued after the date hereof upon exercise of such rights and options and options issued to employees of the Company or any predecessor as a result of adjustments to options in connection with the reorganization of the Company or any predecessor, and (b) restricted stock, restricted stock units and other such equity-linked securities and awards issued after the date hereof under equity incentive or employee benefit plans and securities issued after the date hereof in settlement thereof, if any;

“Register”, “Registered” and “Registration” shall mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement;

“Registrable Securities” shall mean the Shares; provided that as to any particular Registrable Securities, such Shares shall cease to qualify as Registrable Securities for purposes of this Agreement upon the earliest to occur of: (i) the date on which such securities are disposed of pursuant to an effective Registration Statement under the Securities Act; (ii) the date on which such Shares are sold pursuant to Rule 144; (iii) with respect to the Registrable Securities held by any Holder, 90 days after the date in which none of Iroquois or its Affiliates or Associates are an Affiliate of the Company, assuming at such time the Holder has held the Registrable Securities it intends to sell for at least six months and the Holder is permitted to sell such Registrable Securities under Rule 144 (b)(1); and (iv) the date on which such securities shall have ceased to be outstanding;

“Registration Expenses” shall have the meaning set forth in Section 2.2 hereof;

“Registration Rights” shall have the meaning set forth in the Recitals hereof;

“Registration Statement” shall mean any registration statement of the Company on Form S-3 that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all material incorporated by reference in such registration statement;

“Rule 144”; “Rule 144A” shall mean Rule 144 and Rule 144A, respectively, under the Securities Act (or any successor provisions then in force);

“Rule 415” shall mean Rule 415 under the Securities Act (or any successor provision then in force providing for offering securities on a continuous or delayed basis).

“Rule 415 Maximum Number” shall mean, for any Piggyback Registration, that number of securities permitted to be registered by the staff of the Commission pursuant to Rule 415;

“security”, “securities” shall have the meaning set forth in Section 2(a)(1) of the Securities Act;

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor statute thereto), and the rules and regulations promulgated thereunder;

“Shares” shall have the meaning set forth in the Preamble hereof;

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities;

“Underwriters’ Maximum Number” shall mean, for any Piggyback Registration, that number of securities to which such registration should, in the opinion of the managing Underwriter(s) of such registration, in the light of marketing factors (including an adverse effect on the per share offering price), be limited; and

“Underwritten Offering Piggyback Notice” shall have the meaning set forth in Section 2.1(b) hereof.

ARTICLE 2
REGISTRATION RIGHTS

Section 2.1. Piggyback Registration.

(a)       If the Company shall determine to Register the offer or sale of any of its capital stock either (x) for its own account, (y) for the account of any Holder or (z) for the account of Other Stockholders (other than (i) a registration relating solely to Qualifying Employee Stock, (ii) a registration relating solely to a Rule 145 transaction under the Securities Act or otherwise made in connection with mergers, acquisitions, exchange offers, subscription offers or dividend reinvestment plans, (iii) in connection with any dividends or distribution reinvestment or similar plan, or (iv) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will, subject to the conditions set forth in this Section 2.1:

(i)       promptly, but in any event not less than 15 days (2 business days in the event of an “overnight” offering or “bought” deal) prior to filing the applicable Registration Statements, give to each of the Holders a written notice thereof (the “Piggyback Registration Notice”); and

(ii)       subject to any transfer restrictions any Holder may be a party to, include in such Piggyback Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders. Such written request must specify the specific amount of the Holders’ Registrable Securities for which inclusion is requested and the intended method of disposition thereof and shall be received by the Company within 15 days (two business days in the case of an “overnight” offering or “bought” deal) after written notice from the Company is given under Section 2.1(a)(i) above. In the event that any Holder makes such written request, the Holder may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. In the event any Holder requests inclusion in a Piggyback Registration pursuant to this Section 2.1 in connection with a distribution of Registrable Securities to its partners or members, the Piggyback Registration shall provide for the resale by such partners or members, if requested by such Holder.

(b)       Underwriting. If the Piggyback Registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2.1(a)(i) above (the “Underwritten Offering Piggyback Notice”). In such event, the right of each of the Holders to a Piggyback Registration pursuant to this Section 2.1 shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein. The Holders whose Registrable Securities are to be included in such Piggyback Registration (together with the Company and any Other Stockholders distributing their securities through such underwriting, as applicable) (i) shall complete and execute all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company; provided, however, that such indemnities and underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder or Other Stockholder greater than the obligations of the Holders under Section 2.2(b) or Section 2.2(e) except as may be customary and reasonable, and (ii) agree to sell such Holder’s Registrable Securities to be included in such Piggyback Registration on the basis provided in any underwriting arrangements approved by the Company. In the event that the staff of the Commission requires any Holder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Holder does not consent in writing to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the staff of the Commission does not require such identification (which may result in none of the Registrable Securities to be registered on behalf of such Holder being included in such Registration Statement) or until such Holder accepts in writing such identification and the manner thereof.

(c)       Priority on Piggyback Registrations. With respect to any Piggyback Registration, if the Commission notifies the Company of a Rule 415 Maximum Number, or, if a Piggyback Registration is an underwritten Registration, and the managing Underwriter(s) shall give written advice to the Company of an Underwriters’ Maximum Number, then securities will be included in the Piggyback Registration in the following order of priority, up to the lesser of the Rule 415 Maximum Number and the Underwriters’ Maximum Number, as applicable: (i) first, securities proposed to be included in such Piggyback Registration by the Company for its own account, (ii) second, securities proposed to be included in such Piggyback Registration by Other Stockholders, allocated among such Other Stockholders in such manner as they may agree or the Company may determine, (iii) third, securities proposed to be included in such Piggyback Registration by holders of securities other than Participating Holders and Other Stockholders, or by the Company on behalf of holders of securities other than Participating Holders and Other Stockholders, allocated among such holders in such manner as they may agree or the Company may determine, and (iv) fourth, securities proposed to be included in such Piggyback Registration by Participating Holders, allocated pro rata among all Participating Holders on the basis of the number of Registrable Securities owned by such Participating Holders or in such manner as they may otherwise agree.

(d)       Withdrawal. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(e)       Separate Registration Statement. In lieu of including a Holder’s Registrable Securities in a Piggyback Registration, the Company, in its discretion, may elect to, but shall not be obligated to, file a separate Registration Statement registering the resale of such Registrable Securities.

Section 2.2. Expenses of Registration. Except as otherwise provided in this Agreement, all expenses incurred by the Company incidental to the Company’s performance of or compliance with this Agreement (the “Registration Expenses”), including (a) all Registration and filing fees (including (i) with respect to Company filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (ii) compliance with securities or blue sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with blue sky qualifications of the Registrable Securities); (b) word processing, duplicating and printing expenses; (c) messenger, telephone and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of the Company’s independent certified public accountants (including, without limitation, the fees and disbursements in connection with any “comfort” letters), other special experts, retained by the Company, shall be borne by the Company. The Company shall, in any event, pay the expenses of any annual audit or quarterly review, the expenses of any liability insurance, the expenses and fees for listing the Registrable Securities to be registered on the applicable securities exchange. All fees and disbursements of counsel to any Holder(s), the expenses of any liability insurance obtained by any Holder(s), all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and transfer taxes incurred in connection with the offering of any Registrable Securities shall be borne by the Participating Holder(s).

Section 2.3. Registration Procedures. In the case of each Registration effected by the Company subject to this Article 2, the Company will keep the Holders advised in writing as to the initiation of each Registration and, to the best of knowledge thereof, as to the completion thereof. At its expense, the Company will:

(a)       notify the Participating Holders and (if requested) confirm such advice in writing and provide copies of the relevant documents, as promptly as practicable after notice thereof is received by the Company (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (ii) to the extent any of the following relates to the Participating Holders or information supplied by the Participating Holders, of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes and (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)       promptly notify the Participating Holders when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason the Company shall have determined in good faith it necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(c)       use its commercially reasonable efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus or any Issuer Free Writing Prospectus;

(d)       deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

(e)       on or prior to the date on which the applicable Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify the offer or sale of the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Participating Holder’s intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition of the Registrable Securities owned by such Participating Holder pursuant to such Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 2.3(e).

(f)       in connection with an underwritten offering, enter into such customary agreements (including underwriting and indemnification agreements) and take such other customary and appropriate actions as the managing underwriter, if any, reasonably requests in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(g)       in the case of an underwritten offering, use commercially reasonable efforts to obtain for delivery to the Company and the managing underwriter, if any, a “comfort” letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants in an underwritten secondary public offering as may be reasonably requested;

(h)       cooperate with each Participating Holder and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(i)       use its commercially reasonable efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed if the listing of such securities is then permitted under the rules of such exchange and trading system;

(j)       cooperate with the Participating Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates (or non-physical certificates, such as through the use of The Depositary Trust Company’s Direct Registration System), with requisite CUSIP numbers, representing Registrable Securities to be sold and not bearing any restrictive legends; and

(k)       use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

Section 2.4. Indemnification.

(a)       Indemnification by the Company. With respect to each Registration which has been effected pursuant to this Article 2, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (i) each Participating Holder and its officers, directors, limited or general partners, members, stockholders, Affiliates, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder, and (ii) each underwriter, if any, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities, reasonable attorney’s fees and reasonable documented out of pocket expenses of investigating and defending a claim (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Issuer Free Writing Prospectus,(B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading), or (C) any violation by the Company of the Securities Act, the Exchange Act or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and will reimburse each of the Persons listed above, for any reasonable and documented legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses, provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on (i) any untrue statement or omission of material fact based upon written information furnished to the Company by the Participating Holders or underwriter and stated to be specifically for use therein, or (ii) any violation by an Indemnified Person of the Securities Act, the Exchange Act or blue sky laws. The liability imposed by this Section 2.4(a) will be in addition to any liability which the Company may otherwise have.

(b)       Indemnification by the Participating Holders. Each of the Participating Holders agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such underwriter, each other Participating Holder and each of their respective officers, directors, partners and members, and each Person controlling such Participating Holder (within the meaning of the Securities Act or the Exchange Act) against any and all Losses arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance (including any notification or the like) made by such Participating Holder in writing or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Participating Holder therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading) and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Participating Holders hereunder shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration. The liability imposed by this Section 2.4(b) will be in addition to any liability which the Participating Holders may otherwise have.

(c)       Conduct of the Indemnification Proceedings. Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be conditioned, delayed or withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 unless the Indemnifying Party is prejudiced thereby. It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel could potentially result in a conflict of interest on the part of such legal counsel for all Indemnified Parties, separate counsel shall be appointed for Indemnified Parties to the extent needed to alleviate such potential conflict of interest. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An Indemnifying Party shall not be liable for any judgment or settlement of any claim or litigation referred to in this Section 2.4 effected without its prior written consent (which shall not be unreasonably be conditioned, delayed or withheld). Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)       If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations, including any relative benefits obtained. The relative benefit received by the Company shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Company pursuant to the sale of securities in any offering, if any. The relative benefit received by the Holders shall be deemed to be equal to the total value received or proposed to be received (after deducting expenses) by the Holders of securities in an offering, if any. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, whether the violation of the Securities Act, the Exchange Act or blue sky laws was perpetrated by the Indemnifying Party or by the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each of the Participating Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration and, provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4(d), each Person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent and each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Holder, as the case may be.

(e)       Subject to the limitations on the Holders’ liability set forth in Section 2.4(b) and Section 2.4(d), the remedies provided for in this Section 2.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or equity. The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and survive the transfer of such securities by such Holder.

(f)       The obligations of the Company and of the Participating Holders hereunder to indemnify any underwriter or agent who participates in an offering (or any Person, if any, controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless the Company, each of its directors and officers, each other Participating Holder, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such Participating Holder against all Losses, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in such filings described in this sentence.

Section 2.5. Participating Holders.

(a)       Each of the Participating Holders shall furnish to the Company such information regarding such Participating Holder and its partners and members, and the distribution proposed by such Participating Holder as the Company may reasonably request in writing and as shall be reasonably requested in connection with any Registration, qualification or compliance referred to in this Article 2.

(b)       In the event that, either immediately prior to or subsequent to the effectiveness of any Registration Statement, any Participating Holder shall distribute Registrable Securities to its partners or members, such Participating Holder shall (i) so advise the Company promptly, (ii) provide the Company such information as shall be necessary to permit an amendment to such Registration Statement to provide information with respect to such partners or members, as selling security holders, and (iii) and deliver to the Company a written instrument by which such partners or members agree to be bound by all of the terms and conditions applicable to a Holder of such Registrable Securities, including, without limitation, under this Agreement; provided, however, that, for the avoidance of doubt, the foregoing shall not apply to any such distribution that occurs under an effective Registration Statement under the Securities Act as such Registrable Securities would then have ceased to be Registrable Securities upon such distribution. As soon as is reasonably practicable following receipt of such information, the Company shall file an appropriate amendment to such Registration Statement reflecting the information so provided. Any incremental expense to the Company resulting from such amendment shall be borne by such Participating Holder. The original Participating Holder distributing Registrable Securities to its partners or members under this Section 2.5 shall be jointly and severally liable together with such partners or members for any indemnification obligation under Section 2.4(b).

(c)       Each Holder agrees that at the time that such Holder is a Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(b), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.3(b) to the date when the Company shall make available to such Holder a copy of the supplement or amended Prospectus or Issuer Free Writing Prospectus or is advised in writing that the use of the Prospectus or Issuer Free Writing Prospectus may be required.

Section 2.6. Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time during which it is subject to such reporting requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holders holding a majority of the then outstanding Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 under the Securities Act).

Section 2.7. Termination. The Registration Rights set forth in this Article 2 shall terminate and cease to be available as to any securities held by a Holder at such time as such Holder (after owning) first ceases to own any Registrable Securities.

Section 2.8. Post-Effective Amendment. Notwithstanding any provision of this Agreement to the contrary, if the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and related financial statements on Form 10-Q and Form 10-K, the Company shall use its commercially reasonable efforts to promptly file such post-effective amendment and may postpone or suspend effectiveness of such Registration Statement to the extent the Company determines necessary to comply with applicable securities laws.

Section 2.9. Confidentiality. Each Holder agrees that, following receipt of any Piggyback Registration Notice or Underwritten Offering Piggyback Notice, such Holder will keep confidential and will not disclose, divulge, or use for any purpose (other than to exercise its rights pursuant to this Agreement) the fact that such Piggyback Registration Notice or Underwritten Offering Piggyback Notice exists or was received by such Holder or the contents of any such Piggyback Registration Notice or Underwritten Offering Piggyback Notice, unless and until the earlier of (a) the date that is 30 days following receipt of such notice or (b) such time as the registration or underwritten offering that is the subject of such notice is known or becomes known to the public in general (other than as a result of a breach of this Section 2.9).

ARTICLE 3
MISCELLANEOUS

Section 3.1. Governing Law; Jurisdiction. This Agreement shall be governed in all respects, including validity, interpretation, and effect, by, and construed in accordance with, the laws of the State of Colorado executed and to be performed wholly within the State of Colorado, without giving effect to the choice of law or conflict of law principles thereof or of any other jurisdiction to the extent that such principles would require or permit the application of the laws of another jurisdiction. Each of the Holders and the Company (a) consents to submit itself to the personal jurisdiction of federal or state courts of the State of Colorado in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the federal or state courts of the State of Colorado, (c) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (d) irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address of such party’s principal place of business or as otherwise provided by applicable law. Each of the Holders and the Company irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action, suit or other legal proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment before judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) such action, suit or other legal proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such action, suit or other legal proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such court.

Section 3.2. Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

Section 3.3. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, (a) if given by telecopy or email, when such telecopy is transmitted to the telecopy number set forth below or sent to the email address set forth below, as applicable, and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this section:

(i)	If to the Company:

Real Goods Solar, Inc.
110 16th Street
Suite 300
Denver, CO 80202
Attention: Dennis Lacey, Chief Executive Officer
Facsimile: (303) 223-9206
Telephone: (303) 222-8541
Email: dennis.lacey@rgsenergy.com

With a copy to (which shall not constitute notice):

Brownstein Hyatt Farber Schreck, LLP
410 Seventeenth Street, Suite 2200
Denver, CO 80202
Attention: Kristin M. Macdonald and Rikard Lundberg
Facsimile: (303) 223-8232
Telephone: (303) 223-1242
Email: KMacdonald@BHFS.com
RLundberg@BHFS.com

(ii)	If to the Holders:

Iroquois Capital Management LLC
205 East 42nd Street, 20th Floor
New York, NY 10017
Attention: Richard Abbe
Facsimile: (347) 408-0969
Telephone: (212) 974-3070
Email: RAbbe@icfund.com

With a copy to (which shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Andrew Freedman, Esq. and Kenneth Schlesinger, Esq.
Facsimile: (212) 451-2222
Telephone: (212) 451-2300

Email:	afreedman@olshanlaw.com
kschlesinger@olshanlaw.com

Section 3.4. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed, may be reproduced by the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Holders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 3.5. Successors and Assigns. Neither this Agreement nor any right or obligation hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties hereto and any purported assignment in violation of this provision shall be void; provided, however, that the rights and obligations hereunder of any Holder may be assigned, in whole or in part, to any Person who acquires such Registrable Securities that is an Affiliate of any Holder (each such Affiliate a “Permitted Assignee”). Any assignment pursuant to this Section 3.5 shall be effective and any Person shall become a Permitted Assignee only upon receipt by the Company of (a) a written notice from the transferring Holder stating the name and address of the transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and, if fewer than all of the rights attributable to a Holder hereunder are to be so transferred, the nature of the rights so transferred and (b) a written instrument by which the transferee agrees to be bound by all of the terms and conditions applicable to a Holder of such Registrable Securities, including, without limitation, under this Agreement. The original Holder who assigned its rights and obligations hereunder to a Permitted Assignee under this Section 3.5 shall be jointly and severally liable together with such Permitted Assignee for any indemnification obligation under Section 2.4(b). Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

Section 3.6. Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior understandings among such parties; provided that nothing contained herein shall limit the rights and obligations of the Company and Iroquois pursuant to the Cooperation Agreement. This Agreement may be amended with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities and any such amendment shall apply to all Holders and all of their Registrable Securities; provided, however, that, notwithstanding the foregoing, no amendment to this Agreement may adversely affect the rights of a Holder hereunder without the prior written consent of such Holder; provided, further, that, notwithstanding the foregoing, additional Holders may become party hereto upon an assignment of rights and obligations hereunder pursuant to Section 3.5; provided further, however, that other than as set forth in Section 3.5, the Company may not add additional parties hereto without the consent of Holders holding a majority of the then outstanding Registrable Securities. The observance of any term of this Agreement may be waived by the party or parties waiving any rights hereunder; provided, that any such waiver shall apply to all Holders and all of their Registrable Securities only if made by Holders holding a majority of then-outstanding Registrable Securities.

Section 3.7. Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

Section 3.8. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTIONS, SUITS, DEMAND LETTERS, JUDICIAL, ADMINISTRATIVE OR REGULATORY PROCEEDINGS, OR HEARINGS, NOTICES OF VIOLATION OR INVESTIGATIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

Section 3.9. Other Registration Rights. The Company acknowledges that it currently does not have an existing registration rights agreement with any other party other than as set forth on Schedule 3.9. After the date of this Agreement, the Company shall not enter into any registration rights agreement that is inconsistent with or violates the rights granted to the Holders by this Agreement.

Section 3.10. Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

Section 3.11. Counterparts. This Agreement may be executed in two or more counterparts (including by email or facsimile signature), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 3.12. Interpretation of this Agreement. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. The parties hereto agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

Section 3.13. Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other conveyances, certificates, instruments and documents, as may be reasonably required to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

REAL GOODS SOLAR, INC.

By:	/s/Dennis Lacey
	Name:	Dennis Lacey
	Title:	Chief Executive Officer

IROQUOIS MASTER FUND LTD

By:	/s/Richard Abbe
	Name:	Richard Abbe
	Title:	Authorized Signatory

IROQUOIS CAPITAL INVESTMENT GROUP LLC

By:	/s/Richard Abbe
	Name:	Richard Abbe
	Title:	Authorized Signatory

SCHEDULE 3.9

REGISTRATION RIGHTS

The Company has granted registration rights under the following:

The Amended and Restated Registration Rights Agreement, dated as of December 19, 2011, by and among the Company, Gaiam, Inc., and Riverside Renewable Energy Investments, LLC. [Note: On November 5, 2013, Gaiam ceased to be a party to the Amended and Restated Registration Rights Agreement pursuant to the terms of an Agreement, dated November 5, 2013, among the parties.]

The Registration Rights Agreement, dated as of June 3, 2013, by and among the Company and the investors party thereto.

The Warrants to purchase the Company’s Common Stock, issued November 20, 2013.

The Registration Rights Agreement, dated as of July 9, 2014, by and among the Company and the investors party thereto.

The Conversion Agreement dated as of June 24, 2015 by and between the Company and Riverside Fund III, L.P.

Registration right granted to the Roth Capital Partners, LLC.

Pursuant to Section 4.1 of the Securities Purchase Agreement, dated as of December 8, 2016, by and among the Company and the investors party thereto, the Company has agreed to use its best efforts to keep a registration statement effective registering the issuance or resale of the shares of Common Stock issuable upon exercise of the Company’s Series I Warrants, during the term of the Series I Warrants.

Pursuant to Section 4.1 of the Securities Purchase Agreement, dated as of February 1, 2017, by and among the Company and the investors party thereto, the Company has agreed to use its best efforts to keep a registration statement effective registering the issuance or resale of the shares of Common Stock issuable upon exercise of the Company’s Series K Warrants, during the term of the Series K Warrants.

Pursuant to Section 4.1 of the Securities Purchase Agreement, dated as of February 7, 2017, by and among the Company and the investors party thereto, the Company has agreed to use its best efforts to keep a registration statement effective registering the issuance or resale of the shares of Common Stock issuable upon exercise of the Company’s Series M Warrants, during the term of the Series M Warrants.

The Registration Rights Agreement, dated as of April 9, 2018, by and among the Company and the investors party thereto.